UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                 July 8,1997


                            AMCORE FINANCIAL, INC.
            (Exact name of registrant as specified in its charter)


                        Commission file number 0-13393


NEVADA                                                           36-3183870
------                                                           ----------
(State or other jurisdiction of                             (I.R.S Employer
incorporation or organization)                          Identification No.)


                 501 Seventh Street. Rockford, Illinois 61104
                                (815) 968-2241
















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ITEM 5.  OTHER EVENTS


        On July 8, 1997, AMCORE Financial, Inc. (AMCORE) and Investors Management Group of Des Moines, Iowa (IMG) announced a letter of intent for AMCORE to acquire IMG, an asset management firm with assets under management of approximately $1.7 billion. The transaction will form a new organization known as Investors Management Group, headquartered in Des Moines, Iowa, and
owned by AMCORE Investment Group, N.A.   The transaction will be accounted
for as a purchase and is expected to be completed in fourth quarter 1997.

        The transaction is subject to normal regulatory approvals and other customary closing conditions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

             Item No.         Exhibit Index
             --------         -------------

             99.1             Press Release dated July 8, 1997































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

                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated   July 14, 1997

                                 AMCORE FINANCIAL, INC.



                                 By:     /s/ John R. Hecht
                                         ------------------
                                 Name:   John R. Hecht
                                 Title:  Senior Vice President
                                         Chief Financial Officer
































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